RYDEX | SGI FUNDS SUMMARY PROSPECTUS

Institutional Fund
February 1, 2011

Alpha Opportunity Institutional Fund Institutional Share Class	SAOIX

www.rydex-sgi.com

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to:  sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated February 1, 2011, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

Rydex Distributors, Inc.

SUMAOI-0211 x0212

Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated February 1, 2011
To Prospectus Dated February 1, 2011

The following information supplements and amends the information in the Prospectus regarding Security Alpha Opportunity Fund (the "Fund"):

Until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Fund). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information). The Fund is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As noted in the Fund's shareholder report dated September 30, 20010, the Fund is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds and long positions held at the Fund’s custodian, as collateral. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to these positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund realizing values that are materially different from those reflected in the Fund’s financial statements, which would materially affect the Fund’s net asset value (either positively or negatively). The Fund is uncertain when it will resume its full investment program. Information about this matter is available in the Fund’s annual report.

Please Retain This Supplement for Future Reference

77-02011-03  2011/02/01

Investment Objective — The Alpha Opportunity Institutional Fund seeks long-term growth of capital.

Fees and Expenses of the Fund — This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.25%
Distribution and service (12b-1) fees	None
Acquired fund fees and expenses	0.05%
Other expenses	2.03%
Total annual fund operating expenses	3.33%
Fee waiver (and/or expense reimbursement)1	-1.47%
Total annual fund operating expenses after fee waiver (and/or expense reimbursement)	1.86%
1
The Investment Manager has contractually agreed through January 31, 2012 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of a Fund to an indicated annual percentage of average daily net assets for each class of shares. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$189	$887	$1,609	$3,522
The above Examples reflect applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 954% of the average value of its portfolio.

Principal Investment Strategies — The Fund pursues its objective by investing, under normal market conditions, approximately (1) 37.5% of its total assets according to a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC (“Mainstream” and the “Domestic Long/Short Sub-Portfolio”), the Fund’s sub-adviser; (2) 37.5% of its total assets, managed directly by Security Investors, LLC (the “Investment Manager”), according to a long/short strategy with an emphasis on securities of

non-U.S. issuers (the “Global Long/Short Sub-Portfolio”); and (3) 25% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the “Indexed Sub-Portfolio”) that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the “S&P 500 Index”), which consists of common stocks representing approximately two-thirds of the total market value of all U.S. common stocks. Each of Mainstream and the Investment Manager manages its allocation of the Fund’s assets according to its respective strategy, and its trading decisions are made independently.

“Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.

All daily cash inflows and outflows will be allocated to the Indexed Sub-Portfolio of the Fund. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Indexed Sub-Portfolio is greater than 25% or less than 15% of the Fund’s total assets, the Investment Manager usually will rebalance the Fund’s portfolio by reallocating the assets among the sub-portfolios so that the Fund returns to the target allocation. The Investment Manager will also usually rebalance the Domestic and Global Long/Short Sub-Portfolios of the Fund when the difference between those sub-portfolios is more than 10% of the Fund’s total assets so that the percentage of the Fund’s total assets in each of the Domestic and Global Long/Short Sub-Portfolios returns to approximately 37.5%.

The Fund may invest up to 50% of its net assets in foreign securities, in addition to American Depositary Receipts (“ADRs”). ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Each of the Fund’s sub-portfolios can invest in foreign securities although the Global Long/Short Sub-Portfolio will invest a larger portion of its assets in foreign securities so that the assets in the Global Long/ Short Sub-Portfolio generally will be diversified among investments in a number of different countries throughout the world. The Fund may invest in issuers of any size, including small-capitalization issuers.

Certain investment vehicles’ securities in which the Fund may invest may be illiquid.

The Fund actively trades its investments without regard to the length of time they have been owned by the Fund, which results in higher portfolio turnover.

Under adverse or unstable market conditions, the Fund (or each of its sub-portfolios) could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Strategies of the Domestic Long/Short Sub-Portfolio. The Fund pursues its domestic long/ short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds (“ETFs”) and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Fund may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Fund may engage in short sales of securities believed to be overvalued.

Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Fund’s portfolio. The technical analyses used include a relative strength index (“RSI”), price moving averages and price relative to historical market averages.

Mainstream also uses bottom-up analysis by evaluating approximately 2,000 actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream prefers that the candidates are concentrated in a particular industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

Mainstream actively manages its portion of the Fund’s portfolio and will buy and sell securities frequently.

Strategies of the Global Long/Short Sub-Portfolio. The Fund pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies which the Investment Manager believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

The Investment Manager may also invest a portion of the Fund’s assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Fund’s portfolio, to increase returns or to maintain exposure to the equity markets. The Investment Manager may engage in short sales of securities believed to be overvalued or expected to underperform the market. The Investment Manager may also invest in emerging market countries. With respect to investments in foreign securities, there is no limit in the amount that the Global Long/Short Sub-Portfolio may invest in securities issued by companies from emerging markets.

The Investment Manager uses both quantitative and qualitative techniques to identify long and short investment opportunities. The Investment Manager’s universe of securities begins with approximately 5,000 of the largest publicly traded companies globally. Through quantitative screening and fundamental analysis, the Investment Manager narrows the universe of securities to a list of long and short investment opportunities. The Investment Manager then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from the Investment Manager’s selection methodology while working to maintain prudent risk controls.

The Investment Manager will consider buying a security that is not currently held in the Global Long/Short Sub-Portfolio when the security candidate has passed through the research process and the Investment Manager believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets its criteria. In the case of a security already held in the Global Long/Short Sub-Portfolio, the Investment Manager will consider adding to the position in the event the security has been unusually weak in the market based on the Investment Manager’s analysis and the Investment Manager continues to believe that the one year price objective is valid. The Investment Manager will consider selling a security if it believes that the price objective is no longer valid. The Investment Manager may also reduce a position in the Global Long/Short Sub-Portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating.

Strategies of the Indexed Sub-Portfolio. The Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is “derived” from, the value of an underlying asset or index, such as the S&P 500 Index. Using S&P 500 equity derivatives, the Investment Manager can obtain investment exposure to the S&P 500 Index equal to the net asset value of the Fund that it manages with a fraction of the assets that would be needed to purchase an equivalent amount of equity securities directly. Obtaining magnified investment exposure on a small investment is referred to as “leverage,” and it can increase the volatility of the Fund’s performance. However, because the Fund ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Fund so that any leverage achieved through equity derivatives is reduced by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Fund’s obligations under the equity derivatives.

The Investment Manager actively manages the fixed income securities with a view toward enhancing the Fund’s total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Fund. The Fund’s overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances.

Although the Investment Manager does not normally invest the Indexed Sub-Portfolio directly in S&P 500 securities, when equity derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest in a “basket” of S&P 500 stocks. The S&P 500 Index is a well known stock market index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every S&P 500 stock and the return of the S&P 500 Index itself. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500 Index. The Fund may also invest in ETFs based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Principal Risks — An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Active Trading Risk. Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. It may also result in short-term capital gains, which have a negative tax effect, and could also result in greater taxable distributions to shareholders of the Fund.

Credit Risk. The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Emerging Markets Risk. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Equity Derivatives Risk. Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Equity Securities Risk. Stocks and other equity securities, and securities convertible into stocks, generally fluctuate in value more than bonds. The Fund could lose all of its investment in a company’s stock.

Foreign Securities Risk. Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Growth Stocks Risk. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Index Risk. Investments intended to track a benchmark index may not have performance that corresponds with the performance of the benchmark index for any period of time and may underperform the overall stock market.

Interest Rate Risk. Investments in fixed income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk. The Fund’s use of leverage through derivatives may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Liquidity Risk. Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk.  The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk. The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Overweighting Risk. Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

Smaller Companies Risk. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

Value Stocks Risk. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

Performance Information — The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-888-2461.

Highest Quarter Return
3Q 2010 18.70%

Lowest Quarter Return
2Q 2010 -14.73%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (For the periods ended December 31, 2010)

	1 Year	Since Inception 11/7/2008
Institutional Fund
Return before taxes	23.85%	21.97%
Return after taxes on distributions	23.85%	21.97%
Return after taxes on distributions and sale of fund shares	15.50%	18.97%
Index
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	15.06%	19.26%

Management of the Fund — Security Investors, LLC (the “Investment Manager”) serves as the investment manager of the Fund. Michael P. Byrum, Michael J. Dellapa, and Ryan A. Harder are primarily responsible for the day-to-day management of the Indexed Sub-Portfolio, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since May 2010. Scott Klimo, David Whittall, Mark Kress, and Yon Perullo are primarily responsible for the day-to-day management of the Global Long/Short Sub-Portfolio and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since August 2008. Mainstream Investment Advisers, LLC serves as a sub-adviser of the Fund. William Jenkins and Charles Craig are primarily responsible for the day-to-day management of the Domestic Long/Short Sub-Portfolio, and each holds the title of “Portfolio Manager” with the sub-adviser, Mainstream Investment Advisers, LLC. They have co-managed the Fund since July 2003.

Purchase and Sale of Fund Shares — You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

Tax Information — Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

Payments to Broker/Dealers and Other Financial Intermediaries — If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

One Security Benefit Place • Topeka, Kansas 66636-0001 • www.rydex-sgi.com
Rydex Distributors, Inc.

SUMAOI-0211 x0212